SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2006

Wells Real Estate Fund VII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25606	58-2022629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the BellSouth Building

On May 15, 2006, two Wells-affiliated joint ventures, including Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”), a joint venture between Wells Real Estate Fund VI, L.P., Wells Real Estate Fund VII, L.P. (the “Registrant”), and Wells Real Estate Fund VIII, L.P., sold two properties, including an office building containing approximately 92,000 rentable square feet located in Jacksonville, Florida (the “BellSouth Building”), for an aggregate gross sales price of $24,000,000, excluding closing costs, to Parkway Properties Office Fund, L.P., an unaffiliated third party. Approximately $13,378,000 of the gross sales price is attributable to the BellSouth Building.

The Registrant holds an equity interest of approximately 33.4% in Fund VI-VII-VIII Associates. The net sale proceeds and expected gain allocable to the Registrant as a result of the sale of the BellSouth Building were approximately $4,291,000 and $2,247,000, respectively, and may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2005	F-2

Pro Forma Statement of Operations for the year ended December 31, 2005	F-3

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VII, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

	By:	WELLS CAPITAL, INC. General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: May 19, 2006

3

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005.

The following unaudited pro forma balance sheet as of December 31, 2005 has been prepared to give effect to the May 15, 2006 sale of the BellSouth Building by Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”), a joint venture between Wells Real Estate Fund VI, L.P., the Registrant and Wells Real Estate Fund VIII, L.P. as if the disposition and distribution of net sale proceeds therefrom had occurred on December 31, 2005. The Registrant holds an equity interest of approximately 33.4% in Fund VI-VII-VIII Associates, which owned 100% of the BellSouth Building.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the sales of Tanglewood Commons shopping center and land outparcels and the CH2M Hill Building (collectively, the “Prior Dispositions”), and the BellSouth Building as if the dispositions had occurred on January 1, 2005. Fund VI-VII-VIII Associates sold the Tanglewood Commons shopping center and land outparcel on April 21, 2005 and another out parcel on October 12, 2005. Fund VII and Fund VIII Associates sold the CH2M Hill Building on December 7, 2005. The Registrant holds an equity interest of approximately 36.6% in Fund VII and Fund VIII Associates, a joint venture among the Registrant and Wells Real Estate Fund VIII, L.P. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Prior Dispositions or the BellSouth Building if the transactions had occurred on January 1, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Prior Dispositions and the BellSouth Building had been consummated as of January 1, 2005.

F-1

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

DECEMBER 31, 2005

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$2,050,867	$(1,784,842	)(b)	$266,025
Cash and cash equivalents	3,507,960	4,291,348	(c)	7,799,308
Due from joint ventures	39,159	0		39,159
Other assets	498	0		498

Total assets	$5,598,484	$2,506,506		$8,104,990

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$57,073	$0		$57,073
Due to affiliates	8,402	0		8,402

Total liabilities	65,475	0		65,475

Partners’ capital:
Limited partners:
Class A – 2,156,298 units outstanding	4,055,781	1,469,071	(d)	5,524,852
Class B – 261,719 units outstanding	1,477,228	1,037,435	(d)	2,514,663
General partners	0	0		0

Total partners’ capital	5,533,009	2,506,506		8,039,515

Total liabilities and partners’ capital	$5,598,484	$2,506,506		$8,104,990

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K as of December 31, 2005.
(b)	Reflects the Registrant’s pro rata share of the allocated gain resulting from the sale of the BellSouth Building of $2,506,506 less the Registrant’s pro rata share of the assumed distribution of proceeds resulting from the sale of the BellSouth Building of $(4,291,348).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds resulting from Fund VI-VII-VIII Associates as a result of the sale of the BellSouth Building.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of the BellSouth Building. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

F-2

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		BellSouth Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$3,610,122	$(1,872,698	)(b)	$(206,764	)(d)	$23,557
		(1,507,103	)(c)
EXPENSES:
Partnership administration	125,054	0		0		125,054
Legal and accounting	79,287	0		0		79,287

Total expenses	204,341	0		0		204,341

INTEREST AND OTHER INCOME	152,726	0		0		152,726

NET INCOME (LOSS)	$3,558,507	$(3,379,801)		$(206,764)		$(28,058)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,296,095	$(982,167)		$(344,270)		$(30,342)

CLASS B	$2,262,412	$(2,397,634)		$137,506		$2,284

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.60	$(0.45)		$(0.16)		$(0.01)

CLASS B	$8.58	$(9.09)		$0.52		$0.01

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,154,273					2,154,273

CLASS B	263,744					263,744

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to Tanglewood Commons shopping center and land outparcel as well as a portion of one of the remaining land outparcels that was condemned by the North Carolina Department of Transportation for the year ended December 31, 2005, which was sold on April 21, 2005 and October 12, 2005, respectively.
(c)	Reflects the reduction of equity in income of Fund VII and Fund VIII Associates earned by the Registrant related to the CH2M Hill Building for the year ended December 31, 2005, which was sold on December 7, 2005.
(d)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the BellSouth Building for the year ended December 31, 2005. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the BellSouth Building if the transaction had occurred on January 1, 2005.

See accompanying notes.

F-3